UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2015

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report includes forward-looking statements. Edison International and Southern California Edison Company based these forward-looking statements on their current expectations and projections about future events in light of their knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and Southern California Edison Company. Edison International and Southern California Edison Company have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and Southern California Edison Company's combined Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q.

Item 8.01	Other Events

On November 25, 2015, the Executive Director of the California Public Utilities Commission (“CPUC”) granted the joint request submitted by Southern California Edison Company (“SCE”), a subsidiary of Edison International, along with Pacific Gas and Electric Company, San Diego Gas & Electric Company, and Southern California Gas Company (collectively, the “Joint Investor-Owned Utilities”) for a one-year extension of the due date for the Joint Investor-Owned Utilities to file their next cost of capital applications.  As extended, the Joint Investor-Owned Utilities must file their next cost of capital applications by April 20, 2017 instead of April 20, 2016.

The Executive Director noted that, in order to effectuate the Joint Investor-Owned Utilities’ agreement that their cost of capital would not be adjusted for 2017, they would need to submit a petition to the CPUC requesting that it modify its existing decision establishing the automatic adjustment mechanism.  For more information about SCE’s cost of capital and the adjustment mechanism, see Edison International’s and SCE’s joint Annual Report on Form 10-K for the year ended December 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: December 1, 2015

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Connie J. Erickson
Connie J. Erickson
Vice President and Controller

Date: December 1, 2015